UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2006

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA		95051
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On or about October 17, 2006, Agilent Technologies, Inc. (“Agilent”) issued an Information Statement about its previously announced distribution to its stockholders of the 50 million ordinary shares of Verigy Ltd. (“Verigy”) owned by Agilent.  The Information Statement contains a description of the terms of the distribution, certain tax consequences of the distribution, Verigy and Verigy’s ordinary shares.  The Information Statement is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this Report:

99.1   Information Statement dated October 17, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

By:	/s/ MARIE OH HUBER
Name:	Marie Oh Huber
Title:	Vice President, Assistant General Counsel and
Assistant Secretary

Date:  October 17, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Information Statement dated October 17, 2006